UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 21, 2004

                            Heritage Bankshares, Inc.
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               (Exact name of registrant as specified in charter)

                                    Virginia
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         (State or other jurisdiction of incorporation or organization)

        0-11255                                          54-1234322
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(Commission File Number)                       (IRS Employer Identification No.)

200 East Plume Street, Norfolk, Virginia                    23510
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(Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number including area code 757-523-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is a press release dated October 21, 2004. Such exhibit is being furnished pursuant to this Item 12, and shall not be deemed filed under the securities Exchange Act of 1934, as amended.

     Exhibit No.    Description
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         99.1       Press Release of the Company dated October 21, 2004

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HERITAGE BANKSHARES, INC.

Date: October 21, 2004                      By: /s/ Catherine P. Jackson
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                                                Name: Catherine P. Jackson
                                                Title: Chief Financial Officer